Derivative	12 Months Ended
Dec. 31, 2010
Derivative [Abstract]
DERIVATIVE
28. DERIVATIVE
In June 2009, Shengqu entered into an arrangement with a bank in China whereby Shengqu obtained a loan of US$102.5 million to be repaid in June 2010. The loan bears interest at 1.35% per annum, and it is collateralized with Shengqu’s RMB cash deposit of RMB702.1 million. The interest earned from the RMB cash deposit is 2.25% per annum. In connection with the loan, Shengqu also entered into a foreign currency forward contract with the same bank by fixing the exchange rate of USD 1.0 to RMB 6.8445 at the time when it repays the US dollar loan. The Group recorded the foreign currency forward contract as a derivative and marked to market at each balance sheet date. The loan is re-measured at each period end to Shengqu’s functional currency and is netted off against its RMB cash deposit due to the existence of the legal set off right. On June 30, 2010, the forward contract was executed by releasing RMB cash deposit to settle the principal and interests of the loan.